UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2006

KVH Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)

05-0420589

(IRS Employer Identification No.)

50 Enterprise Center Middletown, RI	02842
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 847-3327

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM	1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Credit Agreement Amendment

On July 17, 2003, KVH Industries, Inc. (the “Company”), Banc of America Leasing & Capital, LLC, as successor-by-merger to Fleet Capital Corporation (“BOALC”), and Fleet National Bank, as predecessor-in-interest to Bank of America, N.A. (“BOA”), and as issuing lender and cash management bank entered into, among other things, an Amended and Restated Credit and Security Agreement (the “Credit Agreement”) providing for a $15,000,000 line of credit (the “Line”) to the Company. As evidence of the Line, the Company executed and delivered to BOALC a Revolving Credit Note dated July 17, 2003, in the amount of $15,000,000 (the “Note”).

On July 17, 2006, BOALC assigned all of its rights in and to the Credit Agreement and the Note, together with all other documents executed and/or prepared in connection therewith (collectively, the “Financing Documents”), to BOA; and BOA and the Company amended some of the terms and conditions contained in the Financing Documents to, among other things: (i) extend the maturity date of the Line from July 17, 2006 to December 31, 2006; (ii) eliminate the Unused Fee and replace it with a quarterly commitment fee of $2,000 that the Company will pay BOA commencing October 1, 2006; (iii) decrease the margin for borrowings by the Company under the Line based in Euros from 2% to 1.5%; and (iv) add two additional financial covenants, a Leverage Ratio and a Fixed Charge Ratio, that will apply in the event that the Company’s consolidated cash balance falls below $25 million at any time. The Company may terminate the Line upon thirty (30) days prior notice.

The foregoing description of the amendment to the Line is qualified in its entirety by reference to Assignment and Assumption and Amendment and Note Modification Agreement filed as Exhibit 10.1 to this Report on Form 8-K and incorporated by reference herein.

ITEM	9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

10.1	Assignment and Assumption and Amendment and Note Modification Agreement, dated July 17, 2006 by and among KVH Industries, Inc., (the “Borrower”), Banc of America Leasing & Capital, LLC (successor-by-merger to Fleet Capital Corporation) (the “Assignor”), and Bank of America, N.A. (successor-by-merger to Fleet National Bank) (the “Assignee”).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KVH INDUSTRIES, INC.

Date: July 20, 2006	BY:	/S/ PATRICK J. SPRATT
Patrick J. Spratt Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1

Assignment and Assumption and Amendment and Note Modification Agreement, dated July 17, 2006 by and among KVH Industries, Inc., (the “Borrower”), Banc of America Leasing & Capital, LLC (successor-by-merger to Fleet Capital Corporation) (the “Assignor”), and Bank of America, N.A. (successor-by-merger to Fleet National Bank) (the “Assignee”).

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